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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2007

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                  P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                       N/A
       (Address of Principal Executive Offices)                   (Zip Code)

                  (441) 295-4451 Registrant's telephone number,
                               including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

         Pursuant to the terms of a purchase contract agreement entered into by Scottish Re Group Limited (the "Company") in connection with the issuance of its 5.875% Hybrid Capital Units (the "HyCUs"), and in anticipation of the upcoming settlement date for purchase contracts on February 15, 2007, the Company sent a notice to the holders of the HyCUs. A copy of the notice is attached hereto as
Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.

99.1    Notice to holders of the Company's HyCUs, dated January 25, 2007.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By: /s/ Nate Gemmiti
                                        ---------------------------------
                                        Nate Gemmiti
                                        General Counsel



Dated:  January 26, 2007



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                                INDEX TO EXHIBITS

Number      Description
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99.1        Notice to holders of the Company's HyCUs, dated January 25, 2007.








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